SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): AUGUST 19, 1997



                              STARBASE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                     0-25612                33-0567363
(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
         Incorporation)                                     Indentification No.)


    18872 MACARTHUR BOULEVARD, SUITE 300
             IRVINE, CALIFORNIA                                   92612
  (Address of Principal Executive Offices)                      (Zip Code)

                                 (714) 442-4400
              (Registrant's telephone number, including area code)


This Current Report on Form 8-K is filed by StarBase  Corporation,  a
Delaware corporation (the "Company"), in connection with the matters described herein.



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ITEM 5.  OTHER EVENTS

         On August 19, 1997, the Company announced the closing of the first of two tranches of a private placement offering of its 6% Convertible Debentures with an institutional investor. The two tranches will total $3,000,000, with the first trache totaling $1,500,000. In addition to the Debentures, the purchaser will receive non-transferable warrants to purchase 40,000 shares of the
     Company's Common Stock per tranche, with the warrants from the first tranche being exercisable at $1.58 per share through August 18, 2000.

         In addition, the Company announced the completion of a previously announced warrant exchange offer whereby each holder received one share of common stock for every three warrants tendered. In the aggregate, 4,743,534 were tendered and 1,581,150 common shares were issued.

         On September 9, 1997, the Company announced the closing of a private placement offering of its 6% Convertible Debentures totaling $1.6 million with several investors. Along with the $3.1 million in 6% Convertible Debentures, the Company issued to the purchasers of the Debentures non-transferable warrants to purchase a total of 42,667 shares of the Company's common stock, which are exercisable at $1.80 per share through September 5, 2000. The proceeds of the offering will be used for general corporate purposes.

         The Debentures were offered to U. S.  subscribers in compliance with
Section 4(2) of the Securities Act of 1933, as amended (the "Act"), who are "accredited investors" (as such term is defined in Regulation D of the Act).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.



4.1  Form of Warrant dated August 18, 1997

4.2  Form of Debenture dated August 18, 1997

4.3  Form of Registration Rights Agreement dated August 18, 1997

4.4  Form of Warrant dated September 5, 1997

4.5  Form of Debenture dated September 5, 1997

4.6  Form of Registration Rights Agreement dated September 5, 1997

99.1 Press Release dated August 19, 1997

99.2 Press Release dated September 9, 1997


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 16, 1997
                                     STARBASE CORPORATION


                                     By:  /S/ DONALD R. FARROW
                                          ----------------------
                                          Donald R. Farrow,
                                          President and Chief Operating Officer


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                                  EXHIBIT INDEX


EXHIBIT
  NO.                                                                   PAGE
------                                                                 ------
 4.1  Form of Warrant dated August 18, 1997                               5

 4.2  Form of Debenture dated August 18, 1997                             9

 4.3  Form of Registration Rights Agreement dated August 18, 1997        16

 4.4  Form of Warrant dated September 5, 1997                            24

 4.5  Form of Debenture dated September 5, 1997                          28

 4.6  Form of Registration Rights Agreement dated September 5, 1997      35

99.1  Press Release dated August 19, 1997                                43

99.2  Press Release dated September 9, 1997                              44